Intangible assets and goodwill	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Intangible assets and goodwill

5	Intangible assets and goodwill
During the six months ended June 30, 2022, the Group acquired a trademark of $69 million and recognised goodwill of $164 million through a business combination (see Note 15). The estimated useful life of the trademark is approximately 13 years.